UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2015

Kura Oncology, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53058	61-1547851
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11119 N. Torrey Pines Road, Suite 125

La Jolla, CA 92037

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 500-8800

Zeta Acquisition Corp. III

c/o Equity Dynamics Inc.

666 Walnut Street, Suite 2116

Des Moines, Iowa 50309

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 12, 2015, Kura Oncology, Inc. (the “Company”) filed a Current Report on Form 8-K containing Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.03, 5.06 and 9.01 (the “Initial Form 8-K”). The Company is filing this amendment to the Initial Form 8-K to include an updated version of Exhibit 10.6, which consists of the License Agreement, dated December 18, 2014, by and between the Company and Janssen Pharmaceutica NV.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), audited financial statements for the year ended December 31, 2014, are filed with this Current Report on Form 8-K as Exhibit 99.1.

(b)	Pro Forma Financial Information. In accordance with Item 9.01(b), our unaudited pro forma financial statements are filed with this Current Report on Form 8-K as Exhibit 99.2.

(c)	Shell Company Transactions. Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein, which are incorporated herein by reference.

(d)	Exhibits. See Exhibit Index following the signature page of this Current Report on Form 8-K, which is incorporated by reference here.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2015	KURA ONCOLOGY, INC.

	By:	/s/ Troy Wilson, Ph.D., J.D.
Troy Wilson, Ph.D., J.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1(1)	Agreement and Plan of Merger, dated March 6, 2015, by and among the Registrant, Kura Operations, Inc. and Kura Oncology, Inc.

2.2(1)	Agreement and Plan of Merger, dated March 6, 2015, by and between the Registrant and Kura Oncology, Inc., relating to the name change of the Registrant.

3.1(1)	Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on November 16, 2007 (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form 10 filed with the SEC on February 1, 2008 (File No. 000-54896)).

3.2(1)	Form of Amended and Restated Certificate of Incorporation of the Registrant, to be filed with the Secretary of State of the State of Delaware.

3.3(1)	Certificate of Merger relating to the Merger of Kura Operations, Inc. with and into Kura Oncology, Inc., filed with the Secretary of State of the State of Delaware on March 6, 2015.

3.4(1)	Certificate of Ownership and Merger relating to the merger of Kura Oncology, Inc. with and into the Registrant, filed with the Secretary of State of the State of Delaware on March 6, 2015, relating to the name change of the Registrant.

3.5(1)	Form of Amended and Restated Bylaws of the Registrant.

4.1(1)	Form of Common Stock certificate.

4.2(1)	Registration Rights Agreement, dated as of March 6, 2015, by and among the Kura Oncology, Inc. and the Investors listed on Schedule A thereto.

10.1+(1)	Kura Oncology, Inc. Amended and Restated 2014 Equity Incentive Plan and Forms of Stock Option Agreement, Notice of Exercise and Stock Option Grant Notice thereunder.

10.2+(1)	Form of Restricted Stock Purchase Agreement and Restricted Stock Purchase Award Notice under the Kura Oncology, Inc. Amended and Restated 2014 Equity Incentive Plan.

10.3+(1)	Kura Oncology, Inc. 2015 Employee Stock Purchase Plan.

10.4+(1)	Form of Indemnification Agreement by and between Kura Oncology, Inc. and each of its directors and officers.

10.5+(1)	Executive Employment Agreement, effective as of October 1, 2014, by and between Kura Oncology, Inc. and Troy Wilson, Ph.D., J.D.

10.6*	License Agreement, dated December 18, 2014, by and between Kura Oncology, Inc. and Janssen Pharmaceutica NV.

10.7*(1)	Asset Purchase Agreement, dated December 23, 2014, by and between Kura Oncology, Inc. and Araxes Pharma LLC.

10.8(1)	Sublease, dated August 29, 2014, by and between Kura Oncology, Inc. and Wellspring Biosciences LLC.

10.9(1)	First Amendment to Sublease, dated December 18, 2014, by and between Kura Oncology, Inc. and Wellspring Biosciences LLC.

10.10(1)	Redemption Agreement dated as of March 6, 2015 by and between the Registrant and stockholders of the Registrant listed therein.

10.11(1)	Indemnity Agreement dated as of March 6, 2015 by and among the Registrant, Kura Oncology, Inc. and each of John Pappajohn and Matthew P. Kinley.

16.1(1)	Letter from LWBJ, LLP to the Securities and Exchange Commission, dated March 12, 2015.

21.1(1)	Subsidiaries.

99.1(1)	Audited financial statements of Kura Oncology, Inc. for the period from August 22, 2014 (inception) to December 31, 2014.

99.2(1)	Unaudited pro forma financial statements.

99.3(1)	Press Release, dated March 12, 2015.

+	Indicates management contract or compensatory plan.
*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.
(1)	Previously filed.

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